UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2019

Spirits Time International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events

The Company has appointed Colonial Stock Transfer Company, Inc. to serve as its transfer agent and stock registrar.  The Company’s previous transfer agent was New Horizon Transfer Inc. The contact information for the Company’s new transfer agent is as follows:

Colonial Stock Transfer Company, Inc.

66 Exchange Place, Suite 100

Salt Lake City, Utah 84111

Tel: 801-355-5740

Fax: 801-355-6505

www.colonialstock.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: June 24, 2019

SPIRITS TIME INTERNATIONAL, INC.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President

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